UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2015 Equity and Performance Incentive Plan

On May 19, 2015, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Entertainment, Inc. (the “Company”), the stockholders approved the 2015 Equity and Performance Incentive Plan (the “2015 Plan”). The 2015 Plan was approved by the Company’s Board of Directors (the “Board”) on February 10, 2015, subject to stockholder approval, effective as of February 10, 2015.

Under the 2015 Plan, the Company may grant options, stock appreciation rights, restricted stock, performance awards, other stock unit awards and dividend equivalents with respect to a maximum of 500,000 shares of the Company’s common stock (the “Common Stock”), plus certain shares subject to awards granted under a specified plan and arrangements. Pursuant to the terms of the 2015 Plan, the Company may settle or pay certain awards in cash or equity. A description of the terms of the 2015 Plan is included in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2015. The section of the Proxy Statement entitled “Proposal 4—Approval of 2015 Equity and Performance Incentive Plan” is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2015 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Executive Deferred Compensation Plan

At a meeting of the Company’s Board held on May 18, 2015, the Board approved certain amendments to the Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan (the “Executive Plan”) and restated the Executive Plan in its entirety, effective as of May 18, 2015. The amendments to the Executive Plan remove language in the Executive Plan related to (i) tax payments made by the Company on behalf of participants under the Executive Plan in connection with a change of control of the Company and (ii) the ability of the Company to obtain annuity contracts on the life of a participant under the Executive Plan. In addition, the amendments to the Executive Plan make other non-material changes.

The foregoing description is qualified in its entirety by the full text of the Executive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2015, at the Annual Meeting, the stockholders approved and adopted an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”), which increased the number of authorized shares of the Company’s Common Stock from 100,000,000 shares of Common Stock to 150,000,000 shares of Common Stock. The Certificate of Amendment to the Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) effecting the Charter Amendment was filed with the Secretary of the State of Delaware and became effective on May 21, 2015. The Certificate of Amendment is filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 19, 2015, the Company held the Annual Meeting.

(b) At the Annual Meeting, the stockholders of the Company (i) elected seven directors to serve for the coming year on the Company’s Board of Directors; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year; (iv) approved the 2015 Plan (which is discussed above in Item 5.02); (v) approved the Charter Amendment (which is discussed above in Item 5.03); and (vi) ratified the adoption of the Company’s amended and restated shareholder rights plan (the “REIT Protection Rights Plan”).

In addition, at the Annual Meeting, the stockholders of the Company did not approve any of the following seven stockholder proposals submitted by UNITE HERE, which were as follows: (1) right of stockholders to approve amendments for spin-off entity bylaws; (2) right of stockholders to elect directors by majority vote for spin-off entity bylaws; (3) right of stockholders to call special meeting for spin-off entity bylaws; (4) right of stockholders to approve stockholder rights plan for spin-off entity governing documents; (5) right of stockholders to approve opting into state anti-takeover statutes for spin-off entity governing documents; (6) recommendation regarding charter amendment; and (7) recommendation regarding bylaw amendment.

The following are the final voting results as to the thirteen proposals submitted at the Annual Meeting.

Company Proposal One: Election of seven directors to serve for the coming year on the Company’s Board of Directors. The final vote tabulation for each of the individual directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles L. Atwood	47,540,777	61,775	3,087,222	1,342,002
Stephen C. Comer	47,311,469	291,295	3,087,010	1,342,002
Bruce A. Leslie	47,519,900	82,764	3,087,110	1,342,002
James L. Martineau	47,331,798	270,866	3,087,110	1,342,002
Desirée Rogers	47,522,565	81,762	3,085,447	1,342,002
Anthony M. Sanfilippo	47,526,807	76,057	3,086,910	1,342,002
Jaynie M. Studenmund	47,300,376	302,488	3,086,910	1,342,002

Company Proposal Two: Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
49,209,902	1,178,353	301,519	1,342,002

Company Proposal Three: Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
51,437,069	452,801	141,906	—

Company Proposal Four: Approval of the Company’s 2015 Equity and Performance Incentive Plan. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
48,254,979	2,128,259	306,536	1,342,002

Company Proposal Five: Approval of the Charter Amendment. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
50,158,242	222,558	308,974	1,342,002

Company Proposal Six: Ratification of the REIT Protection Rights Plan. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
49,285,511	1,241,719	162,544	1,342,002

Stockholder Proposal Seven: Right of Stockholders to Approve Amendments for Spin-Off Entity Bylaws. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
8,051,858	42,491,408	146,508	1,342,002

Stockholder Proposal Eight: Right of Stockholders to Elect Directors by Majority Vote for Spin-Off Entity Bylaws. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
7,996,191	42,544,661	148,922	1,342,002

Stockholder Proposal Nine: Right of Stockholders to Call Special Meeting for Spin-Off Entity Bylaws. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
8,022,736	42,518,165	148,873	1,342,002

Stockholder Proposal Ten: Right of Stockholders to Approve Stockholder Rights Plan for Spin-Off Entity Governing Documents. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
8,027,983	42,514,120	147,671	1,342,002

Stockholder Proposal Eleven: Right of Stockholders to Approve to Approve Opting into State Anti-Takeover Statutes for Spin-Off Entity Governing Documents. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
8,002,496	42,535,683	151,595	1,342,002

Stockholder Proposal Twelve: Recommendation regarding Charter Amendment. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
1,893,446	48,649,118	147,210	1,342,002

Stockholder Proposal Thirteen: Recommendation regarding Bylaw Amendment. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
7,620,588	42,918,273	150,913	1,342,002

Item 8.01 Other Events.

The second paragraph under the caption “Description of Registrant’s Securities to be Registered” in the Company’s Registration Statement on Form 8-A filed with the SEC on November 21, 1997, as amended by Amendment No. 1 filed August 10, 2001, by the Current Report on Form 8-K filed on January 26, 2004, and by the Current Report on Form 8-K filed on May 9, 2005 is hereby amended to read as follows:

“The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 250,000 shares of preferred stock, par value $1.00 per share (“Preferred Stock”).”

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Pinnacle Entertainment, Inc.

Exhibit 10.1	Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan.

Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: May 21, 2015	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Pinnacle Entertainment, Inc.

Exhibit 10.1	Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan.

Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated.